UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 28, 2018
_____________________________________________
Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On August 28, 2018, Marathon Petroleum Corporation, a Delaware corporation (“MPC”), entered into a $5 billion Five-Year Revolving Credit Agreement (the “New MPC Five-Year Credit Agreement”) and a $1.0 billion 364-Day Revolving Credit Agreement (the “New MPC 364-Day Credit Agreement," and together with the New MPC Five-Year Credit Agreement, the “New MPC Credit Agreements”).

The New MPC Credit Agreements were entered into among MPC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citibank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., MUFG Bank, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Mizuho Bank, Ltd., MUFG Bank, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.

The New MPC Five-Year Credit Agreement provides for a $5 billion unsecured revolving credit facility that matures on the fifth anniversary of the date on which the lending and credit commitments thereunder become available (the “Availability Date”). MPC has an option to increase the aggregate commitments by up to an additional $1 billion, subject to, among other conditions, the consent of the lenders whose commitments would be increased. In addition, MPC may request up to two one-year extensions of the maturity date of the New MPC Five-Year Credit Agreement subject to, among other conditions, the consent of lenders holding a majority of the commitments, provided that the commitments of any non-consenting lenders will terminate on the then-effective maturity date. The New MPC Five-Year Credit Agreement includes sub-facilities for swing-line loans of up to $250 million and letters of credit of up to $2.2 billion (which may be increased to up to $3 billion upon receipt of additional letter of credit issuing commitments).

Commitment fees ranging from 10.0 basis points to 25.0 basis points per annum, depending on MPC’s credit ratings (currently 15.0 basis points), accrue on the unused commitments under the New MPC Five-Year Credit Agreement. Borrowings under the New MPC Five-Year Credit Agreement bear interest, at MPC’s election, at either (i) the Adjusted LIBO Rate (as defined in the New MPC Five Year Credit Agreement) plus a margin ranging from 100.0 basis points to 175.0 basis points per annum, depending on MPC’s credit ratings (currently 125.0 basis points), or (ii) the Alternate Base Rate (as defined in the New MPC Five-Year Credit Agreement) plus a margin ranging from 0.0 basis points to 75.0 basis points per annum, depending on MPC’s credit ratings (currently 25.0 basis points).

The New MPC 364-Day Credit Agreement provides for a $1.0 billion unsecured revolving credit facility that matures 364 days following the Availability Date. Commitment fees ranging from 10.0 basis points to 17.5 basis points per annum, depending on MPC’s credit ratings (currently 12.5 basis points), accrue on the unused commitments under the New MPC 364-Day Credit Agreement. Borrowings under the New MPC 364-Day Credit Agreement bear interest, at MPC’s election, at either (a) the Adjusted LIBO Rate (as defined in the New MPC 364-Day Credit Agreement) plus a margin ranging from 112.5 basis points to 150.0 basis points per annum, depending on MPC’s credit ratings (currently 125.0 basis points) or (b) the Alternate Base Rate (as defined in the New MPC 364-Day Credit Agreement) plus a margin ranging from 12.5 basis points to 50.0 basis points per annum, depending on MPC’s credit ratings (currently 25.0 basis points).

The New MPC Credit Agreements contain representations and warranties, affirmative and negative covenants and events of default that MPC considers customary for agreements of their nature and type, including a covenant that requires MPC to maintain a ratio (expressed as a percentage) of Consolidated Net Debt (as defined in the New MPC Credit Agreements) to Total Capitalization (as defined in the New MPC Credit Agreements) not to exceed 65% as of the last day of each fiscal quarter. If an event of default exists under the New MPC Credit Agreements, the lenders may terminate the commitments thereunder and require the immediate repayment of all outstanding borrowings and the cash collateralization of all outstanding letters of credit. In addition to commitment fees and interest changes, MPC agreed to pay administrative fees, ticking fees under certain circumstances, letter of credit fronting fees and other customary fees and to reimburse certain expenses of the lenders incurred in connection with the New MPC Credit Agreements.

The availability of the lending and credit commitments under New MPC Credit Agreements is contingent upon, among other customary conditions, the closing of MPC’s pending acquisition of Andeavor pursuant to the Agreement and Plan of Merger, dated as of April 29, 2018 (as amended, the “Merger Agreement”), by and among MPC, Andeavor, Mahi Inc. and Mahi LLC and the termination of the currently effective 2017 Credit Agreement (as defined in item 1.02 below). If the Availability Date does not occur by December 31, 2018, the commitments of the lenders under the New MPC Credit Agreements will automatically terminate on such date.

Certain parties to the New MPC Credit Agreements have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPC and its affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the New MPC Five-Year Credit Agreement and the New MPC 364-Day Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of the New MPC Five-Year Credit Agreement and the New MPC 364-Day Credit Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.
The New MPC Five-Year Credit Agreement is intended to replace MPC’s currently effective $2.5 billion Five-Year Revolving Credit Agreement, dated as of July 21, 2017 (the “2017 Credit Agreement”), by and among MPC, JPMorgan Chase Bank, N.A., as administrative agent, and the various other commercial lending institutions that were party thereto. The 2017 Credit Agreement will be terminated in connection with and as a condition to the availability of the lending and credit commitments under the New MPC Credit Agreements on the Availability Date. If the Availability Date does not occur, the 2017 Credit Agreement will remain in effect in accordance with its terms. A summary of the material terms of the 2017 Credit Agreement may be found in the Current Report on Form 8-K filed by MPC on July 27, 2017, which summary is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.
Forward-looking Statements
This communication contains forward-looking statements within the meaning of federal securities laws regarding MPC and Andeavor. These forward-looking statements relate to, among other things, the proposed transaction between MPC and Andeavor and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC, MPLX, Andeavor and Andeavor Logistics (“ANDX”). In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPC’s or Andeavor’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and Andeavor on anticipated terms and timetable, if at all; the ability to obtain approval by the shareholders of Andeavor and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain regulatory approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, natural gas liquids and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC’s share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX and ANDX; and the factors set forth under the heading “Risk Factors” in MPC’s and Andeavor’s respective Annual Reports on Form 10-K for the year ended Dec. 31, 2017 and in the Form S-4 filed by MPC with the Securities and Exchange Commission and declared effective on August 3, 2018. We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information and Where to Find It
In connection with the proposed transaction, MPC and Andeavor have filed relevant materials with the SEC, including MPC's registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus and was declared effective by the SEC on August 3, 2018. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of MPC and Andeavor. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from MPC at its website, www.marathonpetroleum.com, or by contacting MPC's Investor Relations at 419.421.2414, or from Andeavor at its website, www.andeavor.com, or by contacting Andeavor's Investor Relations at 210.626.4757.

Participants in the Solicitation Regarding the Proposed Acquisition
MPC and Andeavor and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Acquisition. Information concerning MPC's participants is set forth in the proxy statement, filed March 15, 2018, for MPC's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Andeavor's participants is set forth in the proxy statement, filed March 15, 2018, for Andeavor's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction are included in the registration statement and joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
Five Year Revolving Credit Agreement, dated as of August 28, 2018, among MPC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citibank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., MUFG Bank, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citibank N.A., Mizuho Bank, Ltd., MUFG Bank, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.

10.2
364 Day Revolving Credit Agreement, dated as of August 28, 2018, among MPC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citibank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., MUFG Bank, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citibank N.A., Mizuho Bank, Ltd., MUFG Bank, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: August 31, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary